Exhibit 99.2

                          NOTICE OF GUARANTEED DELIVERY

                           TO TENDER IN RESPECT OF THE
                    OFFER TO EXCHANGE ANY AND ALL OUTSTANDING

                  7 1/8% SENIOR NOTES DUE 2003, WHICH HAVE NOT
                    BEEN REGISTERED UNDER THE SECURITIES ACT,
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       FOR
                  7 1/8% SENIOR NOTES DUE 2003, WHICH HAVE BEEN
                      REGISTERED UNDER THE SECURITIES ACT,
                                       OF
                              U.S. INDUSTRIES, INC.
                                USI GLOBAL CORP.
                           USI AMERICAN HOLDINGS, INC.
                    EACH SERIES UNCONDITIONALLY GUARANTEED BY
                               USI ATLANTIC CORP.

                 PURSUANT TO THE PROSPECTUS, DATED MAY __, 1999

      This form or one substantially equivalent hereto must be used to accept the offer to exchange $1,000 principal amount of the 7 1/8% Senior Notes due 2003, (the "Registered Notes") of U.S. Industries, Inc., USI Global Corp. and USI American Holdings, Inc. (the "Issuers"), which are registered under the Securities Act of 1933, as amended (the "Securities Act"), for each $1,000 principal amount of the outstanding 7 1/8% Senior Notes due 2003 (the "Old Notes"), which have not been registered under the Securities Act, made pursuant to the Prospectus dated May __, 1999 (the "Prospectus") and the accompanying Letter of Transmittal (which together constitute the "Exchange Offer"), if (i) a participant ("DTC Participant") in the Depository Trust Company ("DTC") holding Old Notes through DTC cannot transmit its acceptance through DTC's Automated Tender Offer Program ("ATOP") prior to 5:00 p.m., New York City time, on June __, 1999, or such later date and time to which the Exchange Offer may be extended (the "Expiration Date"), or (ii) a holder of Old Notes (A) does not have certificates immediately available and cannot tender prior to the Expiration Date, or (B) cannot deliver their Old Notes, the Letter of Transmittal, or any other required documents to the Exchange Agent prior to the Expiration Date. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to The First Chicago Trust Company of New York (the "Exchange Agent") as set forth below. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed to them in the Prospectus.

                   THE FIRST CHICAGO TRUST COMPANY OF NEW YORK

                          Facsimile Transmission Number
                        (For Eligible Institutions Only)
                                 (201) 222-4720
                              Confirm by Telephone:
                                 (201) 222-4707

                        By Registered or Certified Mail:
                  The First Chicago Trust Company of New York,
                                as Exchange Agent
                          Corporate Actions, Suite 4660
                                  P.O. Box 2569
                       Jersey City, New Jersey 07303-2569

                         By Federal Express or Courier:
                     First Chicago Trust Company of New York
                          Corporate Actions, Suite 4680
                             14 Wall St., 8th Floor
                            New York, New York 10005

                                    By Hand:
                     First Chicago Trust Company of New York
                      c\o Securities Transfer and Reporting
                                  Services Inc.
                             Attn: Corporate Actions
                               100 William Street
                            New York, New York 10038

                        Facsimile:           By Telephone:
                     (201) 222-4720         (201) 222-4707


      DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.



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

Ladies and Gentlemen:

      The undersigned hereby tenders to U.S. Industries, Inc., a Delaware corporation, USI Global Corp., a Delaware corporation and USI American Holdings, Inc., a Delaware corporation (the "Issuers"), in accordance with the Issuers' offer, upon the terms and subject to the conditions set forth in the Prospectus dated May __, 1999 (the "Prospectus"), and in the accompanying Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Old Notes set forth below, pursuant to the guaranteed delivery procedures described in the Prospectus.


Name(s) of Record
Holder(s) or DTC Participants

                             (Please Type or Print)

DTC Participant Number (if applicable)

Address



Area Code & Telephone No.

Principal Amount of Old Notes Tendered:  $

Certificate Number(s) for
Old Notes (if available)

Total Principal Amount
Represented by Certificate(s):



      All authority herein conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.



Signature of Holder

Dated:

      Must be signed by the holder(s) of the Old Notes as their names(s) appear(s) on certificates for Old Notes or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below.



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

                  PLEASE PRINT NAME(S) AND ADDRESS(ES)


Name(s):





Capacity:
Address(es):






[_]   The Depository Trust Company
      (Check if Old Notes will be tendered by
       book-entry transfer, including through ATOP)

Account Number

          THE GUARANTY ON THE FOLLOWING PAGE MUST BE COMPLETED







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


                                GUARANTY

                 (NOT TO BE USED FOR SIGNATURE GUARANTY)


      The undersigned, being a member of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an Eligible Guarantor Institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the Old Notes being tendered hereby or confirmation of book-entry transfer of such Old Notes into the Exchange Agent's account at DTC, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date:

      Name of Firm

      Address



      Area Code and Telephone No.

      Authorized Signature

      Name
            (Please Type or Print)

      Title

      Dated


NOTE:       DO NOT SEND CERTIFICATES OF OLD NOTES WITH THIS FORM.
            CERTIFICATES OF OLD NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.




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